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                                                                    Exhibit 23.5




                     [LETTERHEAD OF PRICEWATERHOUSECOOPERS]




                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the use in this Registration Statement on Form S-4 of MasterCard Incorporated of our report dated January 16, 2002 relating to the balance sheet of MasterCard Incorporated, which appears in such Registration Statement.



PricewaterhouseCoopers LLP


New York, New York
January 16, 2002